FIRST AMENDMENT AND CONSENT TO LOAN AND SECURITY AGREEMENT

                  This FIRST AMENDMENT AND CONSENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of September 20, 1996, is by and between BROTHERS GOURMET COFFEES, INC., a Delaware corporation, as Borrower, SANWA BUSINESS CREDIT CORPORATION, a Delaware corporation, as Agent and Lender, and the other Lenders signatory to the Loan and Security Agreement from time to time.

                                    RECITALS

                  A. Borrower, Agent and Lenders are parties to that certain Loan and Security Agreement dated as of May 29, 1996 (as from time to time amended, restated, supplemented or otherwise modified, the "Loan Agreement"), pursuant to which Lenders have made and may hereafter make loans and advances and other extensions of credit to Borrower.

                  B. Borrower desires to enter into that certain Securities Purchase Agreement and the agreements appended thereto, all dated as of September 20, 1996, with Siena Capital Partners, L.P. (collectively, the "Securities Purchase Agreement"), certain of which provisions are or may be prohibited by the Loan Agreement.

                  C. Agent and Lenders are willing to consent to the consummation of the Securities Purchase Agreement on the terms and conditions set forth in this Amendment.

                  D. Borrower desires, and Agent and Lenders are willing, to amend certain provisions of the Loan Agreement, all on the terms and conditions set forth in this Amendment.

                  E. This Amendment shall constitute a Financing Agreement and these Recitals shall be construed as part of this Amendment.

                  F. Capitalized terms used herein and not otherwise defined herein have the meaning assigned to them in the Loan Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

                  1.       AMENDMENT OF LOAN AGREEMENT.

                  (i) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Indebtedness" in its entirety and replacing it with the following:


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                           "INDEBTEDNESS" of a Person shall mean at a particular
                  time (i) indebtedness for borrowed money or for the deferred purchase price of property or services (other than current accounts payable arising in the ordinary course of business on terms customary in the trade) in respect of which such Person is liable, contingently or otherwise, as guarantor, obligor or otherwise or any commitment by which such Person assures a creditor against loss, including contingent reimbursement obligations with respect to letters of credit, (ii) indebtedness guaranteed in any manner by such Person, including guaranties in the form of an agreement to repurchase or reimburse; PROVIDED that the amount of indebtedness represented by any guaranty of limited recourse shall be the lesser of the amount of indebtedness so guaranteed or the value of the asset to which the recourse of such indebtedness is limited, (iii) obligations under leases which shall have been or should be, in accordance with Generally Accepted Accounting Principles, recorded as capital leases in respect of which obligations such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person assures a creditor against loss, (iv) any unfunded obligation of, or withdrawal liability incurred but not paid by, such Person with respect to a Multiemployer Plan, and (v) all accounts payable of such Person, which are not being contested in good faith by appropriate proceedings and which are more than ninety (90) days past due.

                  (ii) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Restricted Payment" in its entirety and replacing it with the following:

                           "RESTRICTED PAYMENT" of a Person shall mean: (a) any
                  dividend or other distribution, direct or indirect, on account of any shares of any class of Stock of such Person now or hereafter outstanding, except a dividend payable solely in shares of that class of Stock to the holders of that class;
                  (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value direct or indirect of any shares of any class of Stock of such Person now or hereafter outstanding; (c) any payment or prepayment of principal or premium, if any, or interest on, fees with respect to, redemption, conversion, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to Subordinated Debt; (d) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Stock of such Person now or hereafter outstanding; or
                  (e) any payment by such

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                  Person of any management fees, advisor fees or similar fees whether pursuant to a management agreement or otherwise to any Affiliate of such Person.

                  (iii) Section 1.1 of the Loan Agreement is hereby amended by inserting the following defined term in its proper alphabetical order:

                           "SUBORDINATED DEBT" of a Person shall mean any
                  Indebtedness subordinated to the Obligations in a manner and form satisfactory to the Agent and the Lenders, as to right and time of payment and as to any other rights and remedies thereunder.

                  (iv) Section 8.2 of the Loan Agreement is hereby amended by deleting the last sentence thereof and replacing it with the following:

                  "The Borrower shall not, and shall not permit any Subsidiary to, voluntarily prepay, defease, purchase, redeem, retire (other than in accordance with the initial regularly scheduled amortization payments with respect to such Indebtedness) or otherwise acquire any Indebtedness other than the Obligations; PROVIDED that the Obligations owing to the Support Letter of Credit Obligors may be paid in accordance with the terms and conditions of the Participation Agreements."

                  2. CONSENT. Notwithstanding anything contained in SECTION 8.16 of the Loan Agreement, Agent and Lenders hereby consent to the execution of the Securities Purchase Agreement and waive any Default or Event of Default caused by the execution thereof.

                  3. REPRESENTATIONS AND WARRANTIES OF BORROWER. In order to induce Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Agent and Lenders that:

                  (a) NO DEFAULT. After giving effect to this Amendment and the consent set forth in Section 2 hereof, no Default or Event of Default shall have occurred or be continuing (which has not been waived or cured);

                  (b) REPRESENTATIONS AND WARRANTIES. As of the date hereof and, after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties of Borrower contained in the Financing Agreements are true, accurate and complete in all respects on and as of the date hereof to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date; and

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                  (c) CORPORATE AUTHORITY; ENFORCEABILITY. (i) The execution, delivery and performance by Borrower of this Amendment are within its corporate powers and have been duly authorized by all necessary corporate action on the part of Borrower, (ii) this Amendment is the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms and (iii) neither the execution, delivery or performance by Borrower of this Amendment nor of the Securities Purchase Agreement (1) violates any law or regulation, or any order or decree of any court or Governmental Authority, (2) conflicts with or results in the breach or termination of, constitutes a default under or accelerates any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower is a party or by which Borrower or any of its property is bound or (3) results in the creation or imposition of any Lien (other than Permitted Liens) upon any of the Collateral.

                  4. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the following conditions precedent:

                  (a) DOCUMENTATION. Borrowers shall have delivered to Agent all of the following documents, each dated the date hereof, in form and substance satisfactory to Agent:

                           (i) AMENDMENT. An executed counterpart of this Amendment.

                           (ii) OTHER DOCUMENTS. All other documents, certificates and agreements as Agent may reasonably request to accomplish the purposes of this Agreement.

                  (b) SECURITIES PURCHASE AGREEMENT. Borrower shall have delivered to Agent a copy of the executed Securities Purchase Agreement and all other related documents evidencing the transactions contemplated thereby.

                  (c) NO DEFAULT. As of the date hereof after giving effect to this Amendment, no Default or Event of Default under any Financing Agreement shall have occurred and be continuing (which has not been waived or cured).

                  5.       REFERENCE TO AND EFFECT ON FINANCING AGREEMENTS.

                  5.1 RATIFICATION. Except as specifically amended above, the Loan Agreement and the other Financing Agreements shall remain in full force and effect and are each hereby ratified and confirmed.

                  5.2 NO WAIVER. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power

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or remedy of Lenders or Agent under the Loan Agreement or any of the other
Financing Agreements, or, except as set forth in Section 2 hereof, constitute a waiver of any provision of the Loan Agreement or any of the other Financing Agreements. Upon the effectiveness of this Amendment each reference in (a) the Loan Agreement to "this Agreement," "hereunder," "hereof," or words of similar import and (b) any other Financing Agreements to "the Agreement" or "the Loan Agreement," shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Loan Agreement as amended hereby.

                  6. MISCELLANEOUS.

                  6.1 SUCCESSORS AND ASSIGNS. This Amendment shall be binding on and shall inure to the benefit of Borrower, Agent, Lenders and their respective successors and assigns. The terms and provisions of this Amendment are for the purpose of defining the relative rights and obligations of Borrower, Agent and Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Amendment.

                  6.2 ENTIRE AGREEMENT. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

                  6.3 FEES AND EXPENSES. Borrower agrees to pay on demand all fees, costs and expenses incurred by Agent and Lenders in connection with the preparation, execution and delivery of this Amendment.

                  6.4 HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  6.5 SEVERABILITY. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

                  6.6 COUNTERPARTS. This Amendment may be executed in any number of separate original counterparts (or telecopied counterparts with original execution copy to follow) and by the different parties on separate counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one agreement.

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                  6.7 INCORPORATION OF LOAN AGREEMENT. The provisions
contained in SECTIONS 10.7 and 10.8 of the Loan Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

                  IN WITNESS WHEREOF, this First Amendment and Consent to Loan and Security Agreement has been duly executed as of the date first written above.

                         BROTHERS GOURMET COFFEES, INC.

                         By:_____________________________

                         Title:__________________________

                         SANWA BUSINESS CREDIT CORPORATION,
                         as Agent and Lender

                         By:_____________________________

                         Title:__________________________


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